UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                      ------------------------------------


                                    FORM 8-K

                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                                     of the
                         Securities Exchange Act of 1934
            ---------------------------------------------------------


                    Date of Report
                    (Date of earliest
                    event reported):          March 19, 2003


                           MGIC Investment Corporation
            ---------------------------------------------------------
             (Exact name of registrant as specified in its charter)

        Wisconsin                   1-10816                     39-1486475
   --------------------       ---------------------      -----------------------
     (State or other            (Commission File              (IRS Employer
     jurisdiction of                Number)                Identification No.)
     incorporation)

                      MGIC Plaza, 250 East Kilbourn Avenue
                           Milwaukee, Wisconsin 53202
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           (Address of principal executive offices including zip code)

                                 (414) 347-6480
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                         (Registrant's telephone number)

Item 9.   REGULATION FD DISCLOSURE

     The Company is posting today on its website a paper entitled "MGIC Investment Corporation Comments on Portales Partners LLC Research Report on C-BASS." The paper can be found under "Investor-Presentations/Webcasts-Presentations" on the website, and the website can be found at www.mgic.com.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      MGIC INVESTMENT CORPORATION



Date:  March 19, 2003                 By: \s\ Joseph J. Komanecki
                                         ---------------------------------------
                                           Joseph J. Komanecki
                                           Senior Vice President, Controller and
                                              Chief Accounting Officer